July 31, 2013, as supplemented May 1, 2014
Prospectus
•	Voya Money Market Fund
Class/Ticker: A/AEMXX; B/ATBXX; C/IMCXX; I/ATNXX; L/AMCXX; O/IDMXX; W/IMWXX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Money Market Fund  (formerly, ING Money Market Fund)
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 17) or the Statement of Additional Information (page 111).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	None	None
B	None	5.00
C	None	1.00
I	None	None
L	None	None
O	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

		A	B	C	I
Management Fee	%	0.40	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	None	1.00	1.00	None
Administrative Services Fee	%	0.08	0.08	0.08	0.08
Other Expenses	%	0.16	0.16	0.16	0.16
Total Annual Fund Operating Expenses	%	0.64	1.64	1.64	0.64
Waivers and Reimbursements[1]	%	None	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.64	1.64	1.64	0.64

		L	O	W
Management Fee	%	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25	None
Administrative Services Fee	%	0.08	0.08	0.08
Other Expenses	%	0.16	0.16	0.16
Total Annual Fund Operating Expenses	%	0.64	0.89	0.64
Waivers and Reimbursements[1]	%	None	(0.25)	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.64	0.64	0.64
1	The adviser and distributor are contractually obligated to waive a portion of their advisory fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero through August 1, 2014. Including this waiver, Total Annual Fund Operating Expenses after Waivers and Reimbursements (for this Fund's most recent fiscal year) would have been 0.35% for Class A, Class B, Class C, Class I, Class L, Class O, and Class W shares. There is no guarantee that the Fund will maintain such a yield. Any advisory fees waived or expenses reimbursed may be subject to possible recoupment by the adviser within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and/or shareholder services fees are not eligible for recoupment. There is no guarantee that this obligation will continue after August 1, 2014. This obligation may be terminated by the adviser and distributor with the prior approval of the Board. In addition, the distributor is contractually obligated to waive the service fee for Class O shares through August 1, 2014. There is no guarantee that the service fee waiver will continue after August 1, 2014. The service fee waiver may be terminated by the distributor with the prior approval of the Board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$65	205	357	798
B	Sold	$667	817	1,092	1,676
	Held	$167	517	892	1,676
C	Sold	$267	517	892	1,944
	Held	$167	517	892	1,944
I	Sold or Held	$65	205	357	798
L	Sold or Held	$65	205	357	798
O	Sold or Held	$65	259	469	1,073
W	Sold or Held	$65	205	357	798
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities that are determined by its sub-adviser (“Sub-Adviser”) to present minimal credit risk.
The Fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Fund more conservatively than if it was not rated.
Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”).
Voya Money Market Fund

Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 60 days and the dollar-weighted average life to maturity of the Fund will not exceed 120 days.
The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Eurodollar, and Yankee Dollar obligations: certificates of deposit; fixed-time deposits; bankers acceptances; and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The Fund may significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The Fund may invest more than 25% of its assets in instruments issued by domestic banks.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary and provide for periodic adjustments in the interest rate.
In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four-step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are: first, a formal list of high-quality issuers is actively maintained; second, securities of issuers on the approved list that meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Directors), are selected for investment; third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market, and expectations of future interest rates.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Bank Instruments    The Fund may invest in certificates of deposit, fixed time deposits, bankers' acceptances, and other debt and deposit-type obligations issued by banks. Although the Fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Fund invests or that serve as counterparties in transactions with the Fund.
Credit    Prices of the short-term debt instruments in which the Fund invests may fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Focused Investing    To the extent that the Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Voya Money Market Fund

Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies - Money Market Funds    The Fund may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not maintain a stable net asset value of
$1.00 or otherwise comply with Rule 2a-7. If the Fund invests in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Regulatory     Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC proposed amendments to money market regulation, which if adopted, may, among other things, require the Fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of the Fund.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments    When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table provides additional performance information. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance is no guarantee of future results.
Voya Money Market Fund

For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 3rd, 2007, 1.23% and Worst quarter: 3rd, 2012, 0.00%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 0.00%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class A	%	0.03	0.49	1.59	04/15/94
Class B	%	(4.97)	(0.12)	1.10	03/01/99
Class C	%	(0.97)	0.03	N/A	07/29/11
Class I	%	0.03	0.49	1.59	01/03/92
Class L	%	0.03	0.49	1.59	06/30/98
Class O	%	0.03	0.50	1.28	11/15/06
Class W	%	0.03	0.03	N/A	07/29/11
For the Fund's current 7 day yield and current 7 day effective yield, please call the Fund at 1-800-992-0180.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Manager
David S. Yealy Portfolio Manager (since 11/04)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C, L	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Voya Money Market Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Fund. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Fund is a series of Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.) (“Company”), a Maryland corporation, and is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Fund has adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
The Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends March 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.
The discussions below expand on the risks included in the Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.
Bank Instruments.    A fund may invest in certificates of deposit, fixed time deposits, bankers' acceptances, and other debt and deposit-type obligations issued by banks. Although a fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which a fund invests or that serve as counterparties in transactions with the fund.
Credit.     Prices of the short-term debt instruments in which a fund invests may fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency.     To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
Focused Investing.    To the extent that a fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the fund to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as

MORE INFORMATION ABOUT THE FUND (continued)

high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity.     If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health

MORE INFORMATION ABOUT THE FUND (continued)

care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Other Investment Companies - Money Market Funds.    A money market fund may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not maintain a stable net asset value of $1.00 or otherwise comply with Rule 2a-7. If a fund invests in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Regulatory.      Changes in government regulations may adversely affect the value of a security held by a fund. In addition, the SEC proposed amendments to money market regulation, which if adopted, may, among other things, require a fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including a fund. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of a fund.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments.    When issued securities, delayed delivery securities and forward commitments involve the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.

MORE INFORMATION ABOUT THE FUND (continued)

Counterparty.     The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.     A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results.

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.

MANAGEMENT OF THE FUND (continued)

Management Fee
The Adviser receives an annual fee for its advisory services to the Fund payable in monthly installments based on the average daily net assets of the Fund.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:
Management Fee
Voya Money Market Fund	0.40%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated March 31, 2013 and semi-annual shareholder report to be dated September 30, 2013.
Expense Limitation Agreement
The distributor and the Adviser have contractually agreed to waive a portion of their advisory fees and distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Advisory fees waived and expenses reimbursed by the Adviser are subject to possible recoupment by the Adviser within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and servicing fees waived are not subject to recoupment. This arrangement will continue through at least August 1, 2014 and may only be terminated with the prior approval of the Board.
The Sub-Adviser and Portfolio Manager
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.

MANAGEMENT OF THE FUND (continued)

Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2013, Voya IM managed approximately $73.1 billion in assets.
The following individual is responsible for the day-to-day management of the Fund.
David S. Yealy, Portfolio Manager, joined Voya IM in November 2004. Prior to joining Voya IM, Mr. Yealy was a managing director with Trusco Capital Management where he worked beginning in 1991 and where he was responsible for over $9 billion of assets under management. During his 13-year tenure, he was instrumental in the development and marketing of that firm's cash management business.
Historical adviser or sub-adviser, name and strategies information:
Effective Date	Fund Name	Adviser or Sub-Adviser
02/02/07	ING Money Market Fund*	Voya IM
03/01/02	ING Aeltus Money Market Fund	Voya IM**
*	On February 2, 2007 the Fund’s name changed only.
**	Prior to March 1, 2002 ING IM served as the Fund’s Adviser. Effective March 1, 2002, ING Investments, LLC began serving as the Fund’s Adviser and ING IM began serving as the Fund’s Sub-Adviser.
Additional Information Regarding the Portfolio Manager
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.08% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

CLASSES OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Fund charges may vary so you should review the Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

CLASSES OF SHARES (continued)

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class L
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 21 for additional information.

CLASSES OF SHARES (continued)

Higher distribution fees mean a higher expense ratio, so Class B shares, Class C shares, and Class O shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares, Class I shares, Class L shares, and Class W shares.
Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for Class B shares, Class C shares and Class O shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class B	Class C	Class I	Class L	Class O(2)	Class W
Voya Money Market[1]	None	1.00%	1.00%	None	None	0.25%	None
1	The Distributor and Advisor have contractually agreed to waive a portion of their distribution and/or shareholder services fees and advisory fee, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero.
2	The Distributor is contractually obligated to waive the service fee for Class O shares through August 1, 2014.

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund's shares. The website includes hyperlinks that facilitate access to the information.
CDSC - Class B and Class C Shares
Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
Class B CDSC
Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Sales Charge Waivers
CDSC Waivers.    If you notify the Fund's transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) at the time of redemption, the CDSC for Class B and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from employee benefit plans or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

SALES CHARGES (continued)

Reinstatement Privilege.    If you sell Class C shares of the Fund, you may be eligible for a full or prorated credit of CDSCs paid on the sale when you make an investment up to the amount redeemed in the same share class if it occurs within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor's accounts held directly with the Company or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV.  When you sell shares, you receive the NAV minus any applicable CDSC.  Exchange orders are effected at NAV.
The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund, the Distributor, or Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) (formerly, ShareBuilder Securities Corporation) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class B and Class L Shares
Class B shares and Class L shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; (9) other registered investment companies; and (10) shareholders holding Class I shares of other Voya mutual funds as of February 28, 2002, as long as they maintain a shareholder account.

HOW TO BUY SHARES (continued)

Class O Shares
Class O shares may only be purchased and sold through Capital One ShareBuilder.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/O 1/W2 I2	$1,000 $250,000	No minimum
Retirement accounts	A/C/O [1] I2 W2	$250 $250,000 $1,000	No minimum
Coverdell Education Savings Accounts	O [1]	$250	No minimum
Pre-Authorized Investment Plan	A/C/O [1]	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
2	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

HOW TO BUY SHARES (continued)

Make your investment using the methods outlined in the following table.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O Shares you may purchase additional shares by calling (866) 590-7629. Additional fees may apply for phone orders.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
Online (Class O Only)	Complete your application online at www.sharebuilder.com.	Log onto your account at www.sharebuilder.com, go to the Trade>Mutual Funds page and select the “Buy” option.

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. For Class O shares, you may redeem shares by calling (866) 590-7629. Please note that additional fees may apply for phone orders.
Online (Class O only)	Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.
Systematic Withdrawal Plan
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A, Class B, Class C, and Class L
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.

HOW TO SELL SHARES (continued)

•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Fund and the transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

HOW TO SELL SHARES (continued)

Redemptions by Check
Class A shareholders of the Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100 or more. Checks drawn in amounts of less than $100 on uncollected funds or insufficient funds will be returned unpaid to the payee.
The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause Voya Investment Management to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4 per copy.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Fund
You may exchange Class B, Class C, and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.

HOW TO EXCHANGE SHARES (continued)

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

FREQUENT TRADING - MARKET TIMING

Because the Fund is organized and operated pursuant to Rule 2a-7 under the 1940 Act as a “money market” fund, frequent purchases and redemptions of Fund shares present a minimal risk to other shareholders of the Fund.
Nevertheless, the Fund's Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the open-end mutual funds in the Voya family of funds. Consistent with this policy, the Voya mutual funds monitor trading activity. The Voya mutual funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Voya mutual funds. The Voya mutual funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that are determined not to be in the best interest of the Voya mutual funds, including instances in which the Fund is used as an intermediary “stop” between transactions in other Voya mutual funds.
Shareholders may invest in the Voya mutual funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts, and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Voya mutual funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Voya mutual funds must rely on the financial intermediary to monitor frequent, short-term trading within the Voya mutual funds by the financial intermediary's customers. The Voya mutual funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Voya mutual funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Voya mutual funds seek to implement the policies and procedures described above through instructions to the Voya mutual funds' administrator, Voya Funds Services, LLC.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Capital One ShareBuilder, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Fifth Third Securities, Inc.; ING Financial Partners, Inc.; ING Life Insurance and Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; and Wells Fargo Advisor.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. The Fund anticipates that substantially all of its dividends will be from net investment income taxable to you as ordinary income.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from a redemption of shares or an exchange of shares between two mutual funds: provided, however, that if, as is anticipated, the Fund maintains a stable net asset value of $1.00 per share, an exchange or redemption of Fund shares will generally not result in a taxable gain or loss.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with a correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

Foreign shareholders investing in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated March 31, 2013, are incorporated herein by reference.

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Money Market Fund
Class A
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35 (4)	0.35	0.00*	164,203	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28 (5)	0.28	0.00*	166,570	—
03-31-11	1.00	(0.00)*	0.00*	0.00*	—	—	—	—	—	1.00	0.00 †	0.60	0.33 (6)	0.33	(0.00)*	196,702	—
03-31-10	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.02 †	0.70	0.46 (7)	0.46	0.01	182,097	—
03-31-09	1.00	0.02	(0.00)*	0.02	0.02	—	—	0.02	—	1.00	1.51 (a)	0.70	0.69	0.69	1.53	235,783	—
Class B
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35 (4)	0.35	0.00	1,908	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.65	0.28 (5)	0.28	0.00*	3,014	—
03-31-11	1.00	(0.00)*	0.00*	0.00	—	—	—	—	—	1.00	0.00 †	1.60	0.33 (6)	0.33	(0.00)*	4,377	—
03-31-10	1.00	0.00*	(0.00)*	0.00*	0.00*	—	—	0.00*	—	1.00	0.02 †	1.70	0.46 (7)	0.46	0.01	4,886	—
03-31-09	1.00	0.01	(0.00)*	0.01	0.01	—	—	0.01	—	1.00	0.71 (a)	1.70	1.44	1.44	0.64	9,583	—
Class C
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35 (4)	0.35	0.00	2,105	—
07-29-11 (8) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.65	0.28 (5)	0.28	0.00*	2,040	—
Class I
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35 (4)	0.35	0.00	81,466	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28 (5)	0.28	(0.01)	84,557	—
03-31-11	1.00	(0.00)*	0.00*	0.00	—	—	—	—	—	1.00	0.00 †	0.60	0.33 (6)	0.33	(0.00)*	100,505	—
03-31-10	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.02 †	0.70	0.46 (7)	0.46	0.00*	38,498	—
03-31-09	1.00	0.02	(0.00)*	0.02	0.02	—	—	0.02	—	1.00	1.52 (a)	0.70	0.69	0.69	1.57	45,633	—
Class L
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35 (4)	0.35	0.00	4,399	—
03-31-12 (9)	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28 (5)	0.28	0.00*	5,526	—
03-31-11 (9)	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.00 †	0.60	0.33 (6)	0.33	(0.00)*	6,828	—
03-31-10 (9)	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.02 †	0.70	0.46 (7)	0.46	0.01	7,433	—
03-31-09 (9)	1.00	0.02	(0.00)*	0.02	0.02	—	—	0.02	—	1.00	1.51 (a)	0.70	0.69	0.69	1.57	12,571	—
Class O
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.89	0.35 (4)	0.35	0.00	10,679	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.90	0.28 (5)	0.28	0.00*	11,048	—
03-31-11	1.00	(0.00)*	0.00*	0.00	—	—	—	—	—	1.00	0.00 †	0.85	0.33 (6)	0.33	(0.00)*	11,470	—
03-31-10	1.00	0.00*	0.00*	0.00*	0.00*	—	—	0.00*	—	1.00	0.02 †	0.95	0.46 (7)	0.46	0.01	14,945	—
03-31-09	1.00	0.02	(0.00)*	0.02	0.02	—	—	0.02	—	1.00	1.53 (a)	0.95	0.69	0.69	1.61	20,277	—
Class W
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35 (4)	0.35	0.00	99	—
07-29-11 (8) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.65	0.28 (5)	0.28	0.00*	29	—
See Accompanying Notes to Financial Highlights

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54%, and 0.29% of management fees, distribution, and shareholder servicing fees for Classes A, B, C, I, L, O, and W, respectively, in order to maintain a net yield not less than zero.
(5)	Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62%, and 0.37% of management fees, distribution, and shareholder servicing fees for Classes A, B, C, I, L, O, and W, respectively, in order to maintain a net yield not less than zero.
(6)	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution, and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(7)	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.49% of management fees, distribution, and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(8)	Commencement of operations.
(9)	Effective July 29, 2011, Class C shareholders were converted to Class L shares of the Fund.
(a)	There was no impact on total return by a capital support agreement in 2008.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Series Fund, Inc.	811-06352
Voya Money Market Fund

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PRO-464064	(0514-050114)